Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
On October 4, 2005, the Company filed an amended current report on Form 8-K/A with respect to the completion on August 12, 2005 of its acquisition, through a wholly-owned subsidiary, of 100% of the membership interests in Eagle Aviation Resources, Ltd., a Nevada limited liability company doing business as Las Vegas Executive Air Terminal (“LVE”). LVE is an established fixed base operation, operating out of McCarran International Airport in Las Vegas, Nevada under the terms of a 30 year lease granted in 1996. The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On May 16, 2006, the Company filed an amended current report on Form 8-K/A with respect to the completion on May 1, 2006 of its acquisition, through a wholly-owned subsidiary, of 50% of the shares of IMTT Holdings Inc., formerly known as Loving Enterprises, Inc. (“IMTT Holdings”). IMTT Holdings is the ultimate holding company for a group of companies and partnerships that own a bulk liquid storage terminal business operating as International-Matex Tank Terminals (“IMTT”). The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On June 26, 2006, the Company filed an amended current report on Form 8-K/A with respect to the completion on June 7, 2006 of its acquisition, through a wholly-owned subsidiary, of K-1 HGC Investment, L.L.C. (subsequently renamed Macquarie HGC Investment LLC) (“MHGI”), which owns HGC Holdings, L.L.C. (subsequently renamed HGC Holdings LLC) (“HGC”) and The Gas Company, LLC (“TGC”). MHGI, together with its wholly owned subsidiary, HGC Investment Corporation, are the sole members of HGC, and HGC is the sole member of TGC. TGC is a Hawaii limited liability company that owns and operates the regulated synthetic natural gas distribution business in Hawaii and distributes and sells liquefied petroleum gas through unregulated operations. The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On August 22, 2006, the Company filed a current report on Form 8-K with respect to the sale, through its wholly-owned subsidiary Communications Infrastructure LLC, of 16,517,413 stapled securities of Macquarie Communications Infrastructure Group (ASX: MCG) (“MCG”).
The following unaudited pro forma condensed combined balance sheet as of June 30, 2006 gives effect to our dispositions of stapled securities of MCG, Macquarie Yorkshire Limited (“MYL”) and our interest in Macquarie Luxembourg Water S.a.r.L (“SEW”) as if the dispositions had been completed as of June 30, 2006.
The following unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2006 and the year ended December 31, 2005 give effect to the acquisitions of LVE, IMTT and TGC as if these transactions had occurred on January 1, 2005, and the dispositions of MCG stapled securities, MYL and SEW as if these transactions had occurred on December 31, 2004. Certain reclassifications were made to the historical financial statements to conform to the current presentation.
We have included pro forma earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP measure, as we consider it to be an important measure of our overall performance. We believe EBITDA provides additional insight into the performance of our operating companies and our ability to service our obligations and support our ongoing dividend policy.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
CONDENSED COMBINED PRO FORMA BALANCE SHEET
As of MARCH 31, 2006
($ in thousands)

	As of March 31, 2006
			Pro-forma		Pro-forma
	MIC	TGC	Adjustments		Combined
Assets:
Current Assets	$169,739	$52,713	$(86,167)	A	$136,285
Property, equipment, land & leasehold improvements, net	334,094	120,682	2,807	B	457,583
Restricted cash	19,516	—	4,100	C	23,616
Equipment lease receivables	42,999	—	—		42,999
Investment in unconsolidated business	70,409	—	359,938	D	430,347
Investment, at cost	35,716	11,856	(11,856)	E	35,716
Securities, available for sale	69,233	—	—		69,233
Related party subordinated loan	19,492	—	—		19,492
Goodwill	281,809	—	113,898	F	395,707
Intangible assets, net	296,041	—	18,250	G	314,291
Other	46,812	2,337	(11,647)	H	37,502

Total assets	$1,385,860	$187,588	$389,322		$1,962,770

Liabilities and Shareholders’ Equity (Deficit):
Current liabilities	$57,704	$17,397	$(2)	I	$75,099
Capital leases and notes payable, net of current portion	3,607	—	—		3,607
Long term debt, net of current portion	610,811	72,593	363,079	J	1,046,483
Related party long-term debt	18,714	—	—		18,714
Deferred income taxes	112,940	8,616	108,517	K	230,073
Other liabilities	10,223	8,030	(1,320)	L	16,933

Total liabilities	813,999	106,636	470,274		1,390,909
Minority interest	8,883	81	(81)	M	8,883
Shareholders’ equity	562,978	80,871	(80,871)	N	562,978

Total liabilities and shareholders’ equity	$1,385,860	$187,588	$389,322		$1,962,770

The accompanying notes are an integral part of these unaudited proforma condensed combined financial statements.

A	Current Assets
	Reflects the acquisition of IMTT by the Company for a cash purchase price of $250.0 million plus acquisition costs of $7.0 million for a total aggregate purchase price of $257.0 million. A portion of the purchase price was funded by borrowings ($175.0 million)	$(82,000)
	Reflects the increase in cash held upon TGC acquisition as a result a million draw down on the Dresdner Working Capital facility, net of certain costs.	$1,835
	Escrow Account for TGC’s FAC Adjustment as required by HPUC Transfer Consent	$4,500
	Settlement of K1 Intercompany Loan to TGC	$(10,502)

		$(86,167)

B	Property, equipment, land & leasehold improvements, net
	Reflects the increase to fair value of TGC’s net assets acquired in excess of purchase price	$2,807

C	Restricted cash
	Reflects Escrow Account established for TGC Customer Appreciation reserve as required by HPUC Transfer Consent	$4,100

D	Investment in unconsolidated business
	Reflects the purchase price of $257.0 million plus a gross up for deferred tax liability of $102.9 million for the acquisition of IMTT. The deferred tax liability represents the tax effect of the Company’s share of the excess of fair value of the assets over the acquired tax basis	$359,938

E	Investment, at cost
	Reflects adjustment for investment that was not acquired through the TGC acquisition	$(11,856)

F	Goodwill
	Reflects the purchase price paid for TGC in excess of the fair value of net assets acquired.	$113,898

G	Intangible assets, net
	Reflects the TGC’s fair value of trademarks, customer contracts and non-regulated work force contracts	$18,250

H	Other
	Reflects adjustment for credit revolver, note payable and pension assets not acquired from TGC	$(1,863)
	Reflects deferred financing charges incurred as part of the TGC acquisition	$2,730
	Reflects payment of deposit for TGC acquisition	$(12,514)

		$(11,647)

I	Current liabilities
	Reflects settlement of K1 Intercompany Loan to TGC	$(2)

J	Long term debt, net of current portion
	Reflects the increase in the Company’s borrowings as a result of the IMTT purchase	$175,000
	Reflects the net increase in the Company’s borrowings as a result of the TGC purchase	$188,079

		$363,079

K	Deferred income taxes
	Reflects the increase in deferred income tax liability as a result of our share of the excess of fair value of the IMTT assets over the acquired tax basis.	$102,938
	Reflects the net increase in TGC deferred income tax liability as a result of purchase accounting adjustments.	$5,579

		$108,517

L	Other liabilities
	Reduction TGC of Pension Liability in accordance with March 31, 2006 actuarial report	$(1,320)

M	Minority interest
	Reflects removal of minority interests as these were not acquired through the TGC acquisition	$(81)

N	Shareholders’ equity
	Reflects the elimination of TGC’s historical members’ equity	$(80,871)

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the quarter ended March 31, 2006
($ in thousands, except per share data)

	For the Quarter Ended March 31, 2006
				Pro-forma		Pro-forma
	MIC	IMTT	TGC	Adjustments		Combined
Statement of Operations Data:
Revenue:
Product revenue	$41,992	$—	$41,210	$—		$83,202
Service revenue	42,904	—	—	—		42,904
Lease income	1,298	—	—	—		1,298

Total revenue	86,194	—	41,210	—		127,404
Cost of revenue:
Cost of revenue — product	(25,269)	—	(22,876)	—		(48,145)
Cost of revenue — service (a)	(21,032)	—	—	—		(21,032)

Gross profit	39,893	—	18,334	—		58,227
Selling, general & administrative expense	(23,950)	—	(10,987)	—		(34,937)
Management fees	(6,478)	—	—	—		(6,478)
Depreciation	(1,710)	—	(1,368)	(77	) (1)	(3,155)
Amortization	(3,446)	—	—	(284	) (2)	(3,730)

Operating income (loss)	4,309	—	5,979	(360)		9,928
Interest income	1,702	—	—	—		1,702
Dividend income	2,651	—	—	—		2,651
Interest expense	(15,663)	—	(1,211)	(5,308	) (3)	(22,182)
Equity in earnings of unconsolidated subsidiary	2,453	2,406	—	(1,164	) (4)	3,695
Unrealized gain on derivative instruments	13,675	—	—	—		13,675
Other income (expense)	(167)	—	142	—		(25)

Income (loss) from continuing operations before income tax	8,960	2,406	4,910	(6,832)		9,444
Income tax (expense) benefit	(1,393)	—	(1,900)	2,781	(5)	(512)
Minority interests	(6)	—	(5)	5	(6)	(6)

Income (loss) from continuing operations	$7,561	$2,406	$3,005	$(4,046)		$8,926

Basic and diluted earnings per share	$0.28					$0.33

Weighted number of shares of trust stock outstanding — basic	27,050,745					27,050,745

Weighted number of shares of trust stock outstanding — diluted	27,066,618					27,066,618

(a) Includes depreciation expense of $2.3 million

Reconciliation of profit from continuing operations to EBITDA:
Income (loss) from continuing operations	7,561	2,406	3,005	(4,046)		8,926
Interest expense, net of interest income	13,961	—	1,211	5,308		20,480
Income tax expense (benefit)	1,393	—	1,900	(2,781)		512
Depreciation	3,998		1,368	77		5,443
Amortization	3,446	—	—	284		3,730

EBITDA	30,359	2,406	7,484	(1,158)		39,090

Quarter
Ended
March 31,
2006

(1) Depreciation
Additional depreciation expense reflecting the Company’s share in the increase in value of certain TGC tangible assets, depreciated over 9 years.	$(77)

(2) Amortization

Additional amortization expense reflecting the Company’s share in the increase in value of certain TGC intangible assets, depreciated over a period of 8 to 10 years.	$(284)

(3) Interest Expense
Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the IMTT purchase was outstanding for the quarter ended March 31, 2006.	$(2,818)
Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the TGC was outstanding for the first quarter ended March 31, 2006.	$(1,594)
Increase in interest expense assuming the amount drawn under TGC’s term loan’s ($160 million) was outstanding for the quarter ended March 31, 2006.	$(896)

$(5,308)

(4) Equity in income of unconsolidated subsidiary
Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain IMTT tangible and intangible assets, depreciated over a period of 10 to 30 years.	$(1,925)
Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest in IMTT	$73
Elimination of interest expense of $32.6 million of debt that was repaid by IMTT Holdings using the proceeds of our equity investment	$688

$(1,164)

(5) Income tax expense
Net impact upon income taxes as a result of the above adjustments	$2,781

(6) Minority Interest
Removal of minority interest not acquired in TGC acquisition	$5

GRAND TOTAL ALL ADJUSTMENTS	$(4,047)

MACQUARIE INFRASTRUCTURE COMPANY TRUST
CONDENSED COMBINED PRO FORMA BALANCE SHEET
As of June 30, 2006 ($ in thousands)

	MIC	Dispositions
		MCG	SEW	YLL	Total
Cash and cash equivalents (A)	37,843	76,446	61,000	81,147	256,436
Restricted cash	5,609				5,609
Accounts receivable, less allowance for doubtful debts	39,718				39,718
Dividends receivable	9,247	—			9,247
Other receivables	4,531				4,531
Inventories	9,365				9,365
Prepaid expenses	4,015				4,015
Deferred income taxes	2,115				2,115
Income tax receivable	3,066				3,066
Other	9,446				9,446

Total current assets	124,955	76,446	61,000	81,147	343,548

Property, equipment, land and leasehold improvements, net	461,314				461,314
Restricted cash	18,722				18,722
Equipment lease receivables	42,449				42,449
Investments in unconsolidated businesses (B)	431,764			(77,959)	353,805
Investment, cost [C]	37,971		(37,971)		—
Securities, available for sale (D)	72,462	(72,462)			—
Related party subordinated loan (B)	21,147			(21,147)	—
Goodwill	402,143				402,143
Intangibles assets, net	308,461				308,461
Deposits and deferred costs on acquisitions	2,698				2,698
Deferred financing costs, net of accumulated amortisation	16,503				16,503
Fair value of derivative instruments	21,348				21,348
Other	5,536				5,536

Total assets	1,967,473	3,984	23,029	(17,959)	1,976,527

Due to manager	3,829				3,829
Accounts payable	24,888				24,888
Accrued expenses (B)	15,165			(13)	15,152
Current portion of notes payable and capital leases	5,832				5,832
Current portion of long-term debt (B)	2,146				2,146
Other	9,366			(14)	9,352

	61,226	—	—	(27)	61,199
Capital leases and notes payable, net of current portion	3,259				3,259
Long-term debt, net of current portion	1,044,797				1,044,797
Related party long-term debt (B)	20,168			(20,168)	—
Deferred income taxes	228,933				228,933
Income tax liability	4,306				4,306
Fair value of derivative instruments (E)	606	(7)	(225)	(374)	—
Other	21,279				21,279

Total liabilities	1,384,574	(7)	(225)	(20,569)	1,363,773

Minority interests	8,811				8,811

Trust stock	560,549				560,549
Accumulated OCI (F)	(1,067)	(2,483)	1,814	2,178	442
Accumulated gain (G)	14,606	6,474	21,440	432	42,952

Stockholders’ equity	574,088	3,991	23,254	2,610	603,943

		As of
		June 30, 2006
		($ in thousands)
[A]	Cash and cash equivalents
	Reflects the proceeds received on the sale of investments, net of cash disposed:
	MCG	$76,446
	SEW	$61,000
	MYL	$81,147
	MIC intends to use the cash proceeds from the sale of our investments in MCG, SEW
	and MYL to reduce its borrowings under the acquisition credit facility at the
	Macquarie Infrastructure Company Inc. level, which was $274.0 million at June 30,
	2006. This has not been reflected in the above pro forma balance sheet.

[B]	Investments in unconsolidated business, Related party subordinated loan, Accrued
	expenses, Other current liabilities and Related party long-term debt
	Reflects the sale of MYL	$(77,959)

[C]	Investment, cost
	Reflects the sale of our investment in SEW	$(37,971)

[D]	Securities, available for sale
	Reflects the sale of our investment in MCG	$(72,462)

[E]	Fair value of derivative instruments
	Reflects reversal of the fair value of the foreign currency forward
	contracts entered to hedge distributions from the foreign investments. We
	entered into off-setting contracts on August 17 and August 24, 2006:
	MCG	$(7)
	SEW	$(225)
	MYL	$(374)

[F]	Accumulated other comprehensive income
	Reflects the other comprehensive income arising from foreign currency
	forward contracts entered to hedge distributions from the foreign
	investments and the revaluation of foreign currency balance sheet items:
	MCG	$(2,483)
	SEW	$1,814
	MYL	$2,178

[G]	Accumulated gain
	Reflects the gain realized on the sale of our investments:
	MCG	$6,474
	SEW	$21,440
	Yorkshire	$432

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the six months ended June 30, 2006 ($ in thousands, except per share data)

		Acquisitions		Dispositions
							Pro-Forma
	MIC	IMTT	TGC	MCG	SEW	MYL	Adjust		Total
Revenue
Revenue from product sales	98,914		71,944						170,858
Service revenue	90,630		—						90,630
Financing and equipment lease income	2,583		—						2,583

Total revenue	192,127	—	71,944	—	—	—	—		264,071
Cost of revenue									—
Cost of product sales	(61,279)		(48,176)						(109,455)
Cost of services	(43,664)		—						(43,664)

Gross Profit	87,184	—	23,768	—	—	—	—		110,952
Selling, general and administrative expenses	(48,244)		(10,965)			14			(59,195)
Fees to manager	(10,196)		—						(10,196)
Depreciation expense	(3,831)		(2,353)				(169	) (1)	(6,353)
Amortisation of intangibles	(7,026)		(2)				(357	) (2)	(7,385)

Operating income	17,887	—	10,448	—	—	14	(526)		27,823
Dividend income	5,002		—	(2,352)	(2,650)				—
Interest income	2,882		463			(827)			2,518
Interest expense	(31,267)		(3,786)			521	(6,595	) (3)	(41,127)
Equity in earnings	5,568	3,225	—			(5,320)	(2,132	) (4)	1,341
Unrealized gain on derivative instruments	20,162	—	—	—	—	—	—		20,162
Other income (expense)	(73)		(1,876)	—	—	—	(101	) (5)	(2,050)

Income (loss) from continuing operations before income tax	20,161	3,225	5,249	(2,352)	(2,650)	(5,612)	(9,354)		8,667
Income tax expense	(3,011)		(2,062)	219		15	2,263	(6)	(2,576)
Minority interests	(152)		—						(152)

Net income	16,998	3,225	3,187	(2,133)	(2,650)	(5,597)	(7,091)		5,939

Basic and diluted EPS	0.63								0.22
Basic no. of shares	27,056,505								27,056,505
Diluted no. of shares	27,069,835								27,069,835

Reconciliation of net income (loss) to EBITDA:
Net income (loss)	16,998	3,225	3,187	(2,133)	(2,650)	(5,597)	(7,091)		5,939
Interest expense, net	28,385	—	3,323	—	—	306	6,595		38,609
Income tax benefit (expense)	3,011	—	2,062	(219)	—	(15)	(2,263)		2,576
Depreciation expense — airport parking & district energy (7)	4,459	—	—	—	—	—	—		4,459
Depreciation expense — per above (7)	3,831	—	2,353	—	—	—	169		6,353
Amortization of intangibles (7)	7,026	—	2	—	—	—	357		7,385

EBITDA	63,710	3,225	10,927	(2,352)	(2,650)	(5,306)	(2,233)		65,321

Six Months
Ended June 30,
2006
($ in thousands)
(1) Depreciation
Additional depreciation expense reflecting the Company’s share in the increase in value of certain TGC tangible assets, depreciated over 9 years	$169

(2) Amortization of intangibles
Additional amortization expense reflecting the Company’s share in the increase in value of certain TGC intangible assets, depreciated over a period of 9 to 14 years	$357

(3) Interest expense

Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the IMTT purchase was outstanding for the entire six months ended June 30, 2006	$(3,694)

Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the TGC purchase was outstanding for the entire six months ended June 30, 2006	$(2,781)
Adjustment to interest expense assuming the amount drawn under TGC’s term loan ($160 million) was outstanding for the entire six months ended June 30, 2006	$86
Amortization of deferred financing costs of $3.3 million relating to TGC’s term loan ($160 million)	$(206)

$(6,595)

(4) Equity in earnings (loss) and amortization charges of investees
Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain IMTT tangible and intangible assets, depreciated over a period of 10 to 30 years	$(2,668)
Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest of IMTT	$48
Elimination of interest expense relating to $32.6 million of debt that was repaid by IMTT Holdings using the proceeds of our equity investment	$488

$(2,132)

(5) Other expense, net
Removal of net gains on foreign currency forward contracts entered into, to hedge distributions from offshore investments	$(101)

(6) Income tax benefit
Adjustment to record estimated tax benefit relating to the pro forma adjustments	$(2,263)

(7)

Depreciation includes $1.6 million and $2.8 million for our airport parking and district energy businesses, respectively, which are included in cost of services. Depreciation and amortization of intangibles do not include our pro forma share of MYL and IMTT depreciation and amortization expense. Our share of MYL amortization expense for the six months ended June 30, 2006 was $1.9 million. Our pro forma share of IMTT depreciation and amortization expense for the same period was $11.6 million. These items are included in equity in earnings (loss) and amortization charges of investees.

GRAND TOTAL OF ALL ADJUSTMENTS	$(7,091)